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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) February 12, 2002

                        ARCHSTONE-SMITH OPERATING TRUST
             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
                 (State or Other Jurisdiction of Incorporation)


            1-10272                                   74-6056896
---------------------------------         --------------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)


7670 South Chester Street, Englewood, CO                80112
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(Address of Principal Executive Offices)             (Zip Code)


                                (303) 708-5959
             (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events

     Certain preliminary unaudited financial information of the Registrant for the quarter and year ended December 31, 2001 has been filed as an exhibit to this report and is incorporated herein by reference. On February 12, 2002, the Registrant entered into an underwriting agreement relating to the sale of its senior unsecured indebtedness. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1  Archstone-Smith Trust Trust Preliminary Unaudited Financial Information
99.2  Underwriting Agreement dated February 12, 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ARCHSTONE-SMITH OPERATING TRUST


     Dated: February, 13, 2002               By: Mark Schumacher
                                             -----------------------------------
                                             Senior Vice President
                                             and Controller